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                              AMENDMENT AND WAIVER

         This AGREEMENT AND WAIVER dated as of August 27, 2001 (this "Agreement"), among Warnaco Inc., a Delaware corporation, as debtor and debtor in possession under chapter 11 of the Bankruptcy Code (the "Borrower"), The Warnaco Group Inc. ("Group") and the Domestic Subsidiaries (as defined in the Credit Agreement referred to below) of Group, as debtors and debtors in possession under chapter 11 of the Bankruptcy Code (the "Subsidiary Guarantors" and, together with Group, the "Guarantors"), the Lenders (as defined in the Credit Agreement referred to below) party hereto and Citibank N .A., as Administrative Agent (as defined below) amends, and waives compliance with, certain provisions of the Senior Secured Super-Priority Debtor In Possession Revolving Credit Agreement dated as of June 11, 2001, among the Borrower, Group and the Subsidiary, Guarantors, the Lenders, the Issuers (as defined therein), Citibank, N.A. as administrative agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"), and Salomon Smith Barney Inc., The Bank of Nova Scotia and J.P. Morgan Securities, Inc. as joint lead arrangers (such agreement, the "Credit Agreement").

                               W I T N E S S E T H

         WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that on the Petition Date, the Loan Parties filed motions seeking approval by the Bankruptcy Court of certain pre-petition Claims other than those included in the definition of "Permitted Prepetition Claim Payments" set forth in the Credit Agreement; that orders to such effect were entered by the bankruptcy Court as part of the First Day Orders (the "First Day Prepetition Claims Motions and Orders"); and, that it is possible that as a consequence of the foregoing, there may have occurred an Event of Default under Section 9.1(i) of the Credit Agreement;

         WHEREAS, the Borrower seeks (i) confirmation that the Requisite Lenders consent to the First Day Prepetition Claims Motions and Orders and (ii) a waiver with respect to any Event of Default under Section 9.1 which may have occurred as a result of the First Day Prepetition Claims Motions and Orders and has further requested that the Administrative Agent and Requisite Lenders agree to amend the definition of "Permitted Prepetition Claim Payments" to include those prepetition claims not previously included but in respect of which the Bankruptcy Court has authorized payment;







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         WHEREAS, the Borrower and the Lenders agree that the definition of
"Tranche A Collateral" should be clarified in order to more accurately reflect the agreement between the parties;

         WHEREAS, pursuant to Section 13.1 of the Credit Agreement, the consent of the Requisite Lenders is required to amend and waive the provisions of the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the above premises, the Borrower, the Requisite Lenders party hereto and the Administrative Agent agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

         Section 2. Amendments to the Credit Agreement. Effective as of the Effective Date and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:


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                           (a) By amending the definition of "Net Cash Proceeds"
contained in Section 1.1 of the Credit Agreement by deleting the phrase "Asset Sate permitted under clause (b) and (f) of Section 8.4" and replacing it with the phrase "Asset Sale other than an Asset Sale permitted under clauses (a),
(c), (d) (e), and (g) of Section 8.4."

                           (b) By amending the definition of "Permitted
Prepetition Claim Payment" contained in Section 1.1 of the Credit Agreement by deleting it in its entirety and replacing it with the following:

                  "Permitted Prepetition Claim Payment" means a payment (as ade quate protection or otherwise) on account of any unsecured Claim against a Loan Party arising or deemed to have arisen prior to the Petition Date, which is made (a) pursuant to authority granted by a Non-Stayed Order of the Bankruptcy Court and (b) when aggregated with all such payments does not exceed $10,000,000 excluding (i) payments for goods as to which a Loan Party is jointly and severally liable,
         (ii) payments in respect of executory contracts prior to the rejection thereof, (iii) reclamation payments, (iv) compensation payments to, or for the benefit of, employees or agents of Group or a Subsidiary thereof as specified in the First Day Orders and (v) shipping charges, customs duties, import obligations, warehousing charges and related claims up to a maximum of $10,350,000; provided, however, that no such payment shall be made after the occurrence and during the continu ance of a Default or an Event of Default.

                           (c) By amending the definition of "Proceeds"
contained in Section 1.1 of the Credit Agreement by deleting the words "Section 9-306 of".

                           (d) By amending the definition of "Tranche A
Collateral" contained in Section 1.1 of the Credit Agreement by deleting it in its entirety and replacing it with the following:

                  "Tranche A Collateral" means (a) all Inventory, (b) all Receivables, (c) all General Intangibles necessary for the sale or other disposition of, or realization on, all Inventory and all Receivables, by the Administrative Agent and (d) all Proceeds of the foregoing.

                           (e) By deleting the definitions of "Super Majority
Tranche A Lenders" and "Super Majority Tranche B Lenders" contained in Section
1.1 of the Credit Agreement.

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                           (f) By amending clause (b) of Section 2.9 of the
Credit Agreement by deleting it in its entirety and replacing it with the following:

                  (b) (i) Subject to Section 2.13(g) and (h), any prepayments made by the Borrower required to be applied in accordance with this
         Section 2.9(b) shall be applied as follows: first, to repay the outstanding principal balance of the Swing Loans until such Swing Loans shall have been repaid in full; second, to repay the outstanding principal balance of the Tranche B Loans until such Tranche B Loans shall have been repaid in full; third, to repay the outstanding principal balance of the Tranche A Loans until such Tranche A Loans shall have been paid in full; and then, to provide cash collateral for any Letter of Credit Obligations in the manner set forth in Section 9.3 until all such Letter of Credit Obligations have been fully cash collateralized in the manner set forth therein, to the extent the Tranche A Outstandings exceed the Tranche A Commitments.

                  (ii) Notwithstanding clause (b)(i) above, if (A) any prepayment is the result of Group or any of its Subsidiaries receiving Net Cash Proceeds from the sale of an asset that, directly or indirectly, forms part of the Tranche A Collateral, (B) as a consequence of such sale, the Borrowing Base is reduced and (C) as a result of the reduction in the Borrowing Base, the Tranche A Outstandings exceed the Maximum Tranche A Credit at such time, then the Borrower shall, following any prepayment of the Swing Loans but prior to any prepayment in respect of the Tranche B Loans. prepay the Tranche A Loans then outstanding solely in an amount equal to such excess.

                  (iii) All repayments of Tranche B Loans required to be made pursuant to this Section 2.9(b) shall result in a permanent reduction of the Tranche B Commitments to the extent provided in Section 2.5(c).

                           (g) By amending the first seven lines of clause (g)
of Section 2.13 of the Credit Agreement by deleting them in their entirety and replacing it with the following:

                  (g) After the occurrence and during the continuance of an Event of Default, the Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Tranche A Collateral, and agrees that the Administrative Agent shall, upon the termination of the Commitments or the acceleration of the

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         Obligations pursuant to Section 9.2, apply all funds on deposit in any
         Tranche A Cash Collateral Account and all other proceeds of Tranche A Collateral in the following order:

                           (h) By amending the first seven lines of clause (h)
of Section 2.13 of the Credit Agreement by deleting them in their entirety and replacing it with the following:

                  (h) After the occurrence and during the continuance of an Event of Default, the Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Tranche B Collateral, and agrees that the Administrative Agent shall, upon the termination of the Commitments or the acceleration of the Obligations pursuant to Section 9.2, apply all funds on deposit in any Tranche B Cash Collateral Account and all other proceeds of Tranche B Collateral in the following order:

                           (i) By amending clause (h) of Section 8.1 by
replacing the term "Pledged Debt" with the term "Pledged Notes".

                           (j) By amending clause (a)(ii) of Section 13.1 of the
Credit Agreement by deleting it in its entirety and replacing it with the following:

                  (ii) increase the Commitments of such Lender or subject such Lender to any additional obligation; provided, however, that (A) any aggre gate increase with respect to the Tranche A Commitments shall also require the consent of each of the Tranche A Lenders and (B) any aggregate increase with respect to the Tranche B Commitments shall also require the consent of each of the Tranche B Lenders;


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                           (k) By amending clause (a)(x) of Section 13.1 of the
Credit Agreement by deleting it in its entirety and replacing it with the following:

                  (x) amend Section 13.7 or this Section 13.1 or the definition of the terms "Requisite Lenders", "Requisite Tranche A Lenders", "Requisite Trance B Lenders" or "Ratable Portion";

                           (l) By further amending Section 13,1 of the Credit
Agreement by adding the following paragraph (c) to the end of such section:

                  (c) In connection with any proposed amendment, modification, waiver or termination (a "Proposed Change") requiring the consent of all affected Lenders, all Tranche A Lenders or all Tranche B Lenders, if the consent of Requisite Lenders is obtained, but the consent of other applicable Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section
         13.1 being referred to as a "No-Consenting Lender"), then, as long as the Lender that is acting as the Administrative Agent is not a Non-Consenting Lender, at the Borrower's request, the Administrative Agent or an Eligible Assignee that is acceptable to the Administrative Agent shall have the right with the Administrative Agent's consent and in the Administrative Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent's request, sell and assign to the Lender that is acting as the Administrative Agent or such Eligible Assignee, all of the Commitments, the Tranche A Outstandings and the Tranche B Outstandings of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment and Acceptance.

                           (m) By amending clause (a) of Section 13.2 of the
Credit Agreement by adding the words "(which consent shall not be unreasonably with held)" immediately after the phrase "subject to the prior consent of the Arrangers".


         Section 3. Consent and Waiver. Effective as of the Effective Date and subject to the terms and conditions set forth herein, the Requisite Lenders hereby consent to each of the following occurrences and, solely in connection therewith, waive compliance with any contrary provision in the Loan Document:

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                           (a) the filing of the motion for art order pursuant
to 11 U.S.C. 'SS'105(a), 364(b) and 503(b): (I) authorizing, but not directing, payment of certain pre-petition shipping charges, import obligations and related possessory liens; (II) confirming grant of administrative expense status to obligations arising from post-petition delivery of goods; and (III) establishing authority to pay certain ex penses in the ordinary course of business;

                           (b) the filing of the motion for an order pursuant to
11 U.S.C. 'SS'105(a) and the doctrine of necessity granting debtors authority for the payment of pre-petition claims of essential trade creditors and licensors; and

                           (c) the making of the orders by the Bankruptcy Court
in connection with the foregoing motions,


                                        7




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in each case, to the extent the prepetition Claims sought or authorized to be paid are not included in the definition of Permitted Prepetition Claim Payments set forth in the Credit Agreement in effect prior to this Agreement.

         Section 4. Conditions Precedent to the Effectiveness of this Agree ment. This Agreement shall become effective as of the date when the following conditions precedent have been satisfied (the "Effective Date"):

                           (a) Certain Documents. The Administrative Agent shall
have received on or before the Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient executed copies for each of the Lenders:

                                    (i) this Agreement executed by the Borrower
         and each Lender;

                                    (ii) the Consent, Agreement and
         Reaffirmation of Guaranty to this Agreement executed by each Guarantor; and

                                    (iii) such additional documentation as the
         Adminis trative Agent or the Requisite Lenders may reasonably require.

                           (b) Representations and Warranties. Each of the
represen tations and warranties made by the Borrower or any Guarantor in or pursuant to the Credit Agreement and the other Loan Documents to which the Borrower or any Guarantor is a party or by which the Borrower, or any Guarantor is bound, shall be true and correct in all material respects, after giving effect to the terms of this Agreement, on and as of the Effective Date (other than representations and warran ties in any such Loan Document which expressly speak as of a different date).

                           (c) No Events of Default. No Event of Default or
Default shall have occurred and be continuing on the Effective Date after giving effect to the terms of this Agreement.

         Section 5. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the terms of this Agreement, (x) no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (y) all of the representations and warranties of the Loan Parties contained in Article IV of the Credit Agreement and in any other Loan Document continue to be

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true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

         Section 6.        Reference to and Effect on the Loan Documents.

                           (a) Upon the effectiveness of this Agreement, on and
after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in each other Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.

                           (b) Except as specifically amended hereby, all of the
terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                           (c) The execution, delivery and effectiveness of this
Agreement shall not, except as expressly provided herein, operate as a amendment or waiver of any right, power or remedy of any Lender, any Issuer or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the Loan Documents.

                           (d) This Agreement is a Loan Document.


         Section 7. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 13.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Agreement and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent with respect thereto.

         Section 8. Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         Section 9. Execution in Counterparts. This Agreement may be executed and delivered in any number of counterparts and by different parties hereto

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in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

         Section 10. Notices. All communications and notices to the Administra tive Agent hereunder shall be given as provided in the Credit Agreement.

         Section 11. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.

         Section 12. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective succes sors or assigns.

         Section 13. Governing Law. This Agreement shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.


                            [SIGNATURE PAGES FOLLOW]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              WARNACO INC.,
                              as Borrower



                              By: /s/ Stanley P. Silverstein
                                 -----------------------------------------
                              Name:
                              Title:


                              CITIBANK, N.A.,
                              as Administrative Agent



                              By: /s/ Brenda M. Cotsen
                                 -----------------------------------------
                              Name:
                              Title:


                              Lenders

                              CITIBANK, N.A.,
                              as a Lender



                              By: /s/ Brenda M. Cotsen
                                 -----------------------------------------
                              Name:
                              Title:






                                       11




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                              THE BANK OF NOVA SCOTIA,
                              as a Lender



                              By: /s/ D. N. Gillespie
                                 -----------------------------------------
                              Name: D. N. Gillespie
                              Title: Managing Director


                              THE CHASE MANHATTAN BANK,
                              as a Lender



                              By: /s/ Houston A. Stebbins
                                 -----------------------------------------
                              Name: Houston A. Stebbins
                              Title: Managing Director



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                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY.

                  Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment and Waiver Agreement in its capacity as a guarantor under the Credit Agreement and agrees that the terms of such agreement shall not affect in any way its obligations and liabilities under its guaranty, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.


                                 THE WARNACO GROUP, INC.
                                 as a Guarantor



                                 By: /s/ Stanley P. Silverstein
                                    -----------------------------------------
                                 184 BENTON STREET INC.
                                 A.B.S. CLOTHING COLLECTION, INC.
                                 ABBEVILLE MANUFACTURING COMPANY
                                 AEI MANAGEMENT CORPORATION
                                 AUTHENTIC FITNESS CORPORATION
                                 AUTHENTIC FITNESS PRODUCTS INC.
                                 AUTHENTIC FITNESS RETAIL, INC.
                                 BLANCHE INC.
                                 CCC ACQUISITION CORP.
                                 CCC ACQUISITION REALTY CORP.
                                 C.F. HATHAWAY COMPANY
                                 CALVIN KLEIN JEANSWEAR COMPANY
                                 CKI HOLDINGS, INC.
                                 CKI SOURCING, INC.
                                 DESIGNER HOLDINGS, LTD.
                                 JEANSWEAR HOLDINGS, INC.
                                 KAI JAY MANUFACTURING COMPANY
                                 MYRTLE AVENUE, INC.
                                 OUTLET HOLDINGS, INC.
                                 OUTLET STORES, INC.
                                 RIO SPORTSWEAR, INC.
                                 UBERTECH PRODUCTS, INC.
                                 VENTURES LTD.
                                 WARMANA LIMITED
                                 WARNACO INTERNATIONAL INC.

                                       13




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                                WARNACO MEN'S SPORTSWEAR, INC.
                                WARNACO SOURCING, INC.
                                WARNACO U.S., INC.
                                WARNACO VENTURES LTD.
                                WARNER'S DE COSTA RICA INC.
                                WARNACO INTERNATIONAL, L.L.C.


                                as Guarantors



                                By: /s/ Stanley P. Silverstein
                                   -----------------------------------------
                                Name:
                                Title:


                                GREGORY STREET, INC.,
                                as a Guarantor



                                By: /s/ Carl J. Deddens
                                   -----------------------------------------
                                Name:
                                Title:


                                PENHALIGON'S BY REQUEST, INC.



                                By: /s/ Stanley P. Silverstein
                                   -----------------------------------------
                                Name:
                                Title:


                                       14